SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[ X ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               Wood Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

                               WOOD BANCORP, INC.

                              124 East Court Street
                         Bowling Green, Ohio 43402-2259

                                 (419) 352-3502

                                                              September 22, 1997

Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Wood Bancorp, Inc., to be held at the Bowling Green Country Club, 923 Fairview Avenue, Bowling Green, Ohio on October 21, 1997 at 1:00 P.M., eastern standard time. This Annual Meeting will include management's report to you on the Company's 1997 financial and operating performance.

         An important aspect of the Annual Meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. All the materials you need to vote via the mail are enclosed in this package. Please read them carefully, then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD in the envelope provided so that your shares can be voted at the Annual Meeting in accordance with your instructions.

         Your Board of Directors and management are committed to the continued success of Wood Bancorp, Inc. and to the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Sincerely,

                                           Richard L. Gordley
                                           President and Chief Executive Officer

                               WOOD BANCORP, INC.

                              124 East Court Street
                         Bowling Green, Ohio 43402-2259

                                 (419) 352-3502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1997

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Wood Bancorp, Inc. (the "Company") will be held at the Bowling Green County Club, 923 Fairview Avenue, Bowling Green, Ohio on October 21, 1997 at 1:00 P.M., eastern standard time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of two directors of the Company;

         2. The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 5,000,000;

         3. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending June 30, 1998; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A complete list of stockholders entitled to vote at the Meeting is available for examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 4:00 p.m. at the office of the Company located at 124 East Court Street, Bowling Green, Ohio for a period of ten days prior to the meeting.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors

                                              Robert E. Spitler
                                              Chairman of the Board

Bowling Green, Ohio
September 22, 1997




================================================================================
   IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
   EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE
   MEETING.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
   NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                                 PROXY STATEMENT

                               WOOD BANCORP, INC.

                              124 East Court Street
                         Bowling Green, Ohio 43402-2259

                                 (419) 352-3502

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1997

   This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Wood Bancorp, Inc. (the "Company"), the holding company for First Federal Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bowling Green Country Club, 923 Fairview Avenue, Bowling Green, Ohio on October 21, 1997 at 1:00 P.M., eastern standard time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and Form of Proxy are first being mailed to stockholders on or about September 22, 1997.

   All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

   A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to David L. Nagel, Secretary, Wood Bancorp, Inc., 124 East Court Street, Bowling Green, Ohio 43402-2259.

Vote Required for Approval of the Proposals

   Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the amendment to the certificate of incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and proxies received as broker non-votes are counted for purposes of determining a quorum.

Voting Securities and Security Ownership of
Certain Beneficial Owners and Management

   Stockholders of record as of the close of business on September 15, 1997 (the "Record Date") will be entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 2,118,538 shares of Common Stock issued and outstanding.

   The following table sets forth certain information as of the Record Date as to: (i) those persons and entities who were known by management to beneficially own more than five percent of the outstanding shares of the Common Stock and
(ii) the shares of Common Stock of the Company beneficially owned by all directors and executive officers of the Company and the Bank as a group.

                                                             Shares Beneficially                     Percent of
        Beneficial Owners                                           Owned                              Class
        -----------------                                    -------------------                     ----------
Wood Bancorp, Inc.
 Employee Stock Ownership Plan(1)                                   89,574                              4.23%
124 E. Court
Bowling Green, Ohio  43402-2259

Directors and executive officers
 of the Company and the Bank                                       485,510                             22.92
 as a group (8 persons)(2)

- ------------------

         (1) First Bankers Trust Co., N.A., Quincy, Illinois, the trustee of the ESOP, has sole voting and investment power over the 89,574 shares held by the Company's Employee Stock Ownership Plan (the "ESOP") which have not been allocated to participants, and may be deemed under applicable regulations to beneficially own such shares. Participants under the ESOP have the right to direct the voting of the 77,578 shares allocated to their ESOP accounts. Under the terms of the ESOP, unallocated shares are voted by the trustee in the same proportion that participants vote the allocated shares with respect to each matter being voting upon.

         (2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held on behalf of such persons under the Bank's profit sharing plan and ESOP, in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and/or investment power. Amount also includes an aggregate of 63,166 restricted shares awarded under the Recognition and Retention Plan (the "RRP") (48,732 of which have vested as of the Record Date) and over which the holders have voting and investment power. Holders of unvested RRP shares have voting but no investment power over such shares. Amount also includes an aggregate of 108,950 shares subject to options granted to such persons under the 1993 Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable and excludes an aggregate of 20,871 shares subject to options which are not exercisable within 60 days of the Record Date.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of six members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The Board is divided into three classes, with one-third of the Board generally elected on an annual basis.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office, as of the Record Date. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting FOR the election of the following nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected. Except as set forth herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                               Shares Beneficially
                                         Positions held with           Year            Term         owned at         Percent
                                             the Bank and         First Elected         to        September 15,         of
         Name                  Age           the Company           Director(1)        Expire         1997(2)          Class
- -----------------------        ---          -------------         -------------       ------        ---------        -------

NOMINEES
- --------

Dale L. Myers                  63      Director                        1975            2000          39,094             1.8%

Randal R. Huber                40      Director                        1988            2000          41,935             2.0


DIRECTORS REMAINING IN OFFICE
- -----------------------------

Michael A. Miesle              57      Director                        1990            1998          34,622             1.6

Robert E. Spitler              48      Chairman of the Board           1986            1998          103,247            4.9

Richard L. Gordley             56      President, Chief                1992            1999          92,750             4.4
                                       Executive Officer and
                                       Director

David L. Nagel                 51      Executive Vice                  1994            1999          69,446             3.3
                                       President, Chief
                                       Financial Officer,
                                       Secretary and Director

- -------------------

         (1)  Includes service as a director of the Bank.

         (2) Amounts include shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held by certain members of the named individuals' families, held on behalf of such persons under the Bank's profit sharing plan and ESOP, in a fiduciary capacity, as well as (a) 22,065, 8,633 and 5,756 restricted shares granted under the RRP to Mr. Gordley, Mr. Nagel and to each other director, respectively, (80% of which have vested to date) and (b) 40,774, 19,188 and 11,992 shares granted to Mr. Gordley, Mr. Nagel and to each other director, respectively, subject to options which are currently exercisable, with respect to which shares the respective directors may be deemed to have sole or shared voting and investment power. Amounts exclude 8,155 and 3,838 shares granted to Mr. Gordley and Mr. Nagel, subject to options which are not exercisable within 60 days of the Record Date.

         The principal occupation of each director of the Company is set forth below. Each director has held his present position for at least five years unless otherwise indicated.

         Dale L. Myers - Mr. Myers is senior staff pharmacist for Heartland Healthcare Services, a long-term, managed care pharmacy servicing residents of HCR (Heartland) nursing homes in the Ohio and Michigan area. He is a member of the American Society of Consultant Pharmacists, the Ohio Pharmacists Association and the Toledo Academy of Pharmacy. Previously, Mr. Myers served as Director of Administration for Pharmacy-Card, Inc., a third party administrator of self-funded prescription drug programs. Mr. Myers has served 10 years on the Rossford Board of Education, was a charter member of the Penta-County Joint Vocational School Board of Education, served 10 years on the City of Rossford Civil Service Commission and 10 years on the Owens Community College Board of Trustees.

         Randal R. Huber - Mr. Huber is an officer and an owner of Huber, Harger, Welt & Smith Insurance Agency, Inc. He holds a Certified Insurance Counselor designation and has been employed with the Agency since 1979.

         Michael A. Miesle - Mr. Miesle has been the Chief Executive Officer of Wood County Hospital, a general service hospital, since 1988. Mr. Miesle is currently a member of the Bowling Green Rotary Club and the Owens Community College Health Advisory Committee. He also serves as Chairman of the Hospital Council of Northwest Ohio and Treasurer of Wood County Economic Development.

         Robert E. Spitler - Mr. Spitler was elected Chairman of the Board of the Company and the Bank upon the retirement of Robert S. Beattie, effective January 1994. Mr. Spitler has been a partner in the law firm of Spitler, Vogtsberger, Huffman & Tishkoff, LLP since 1974. Spitler, Vogtsberger, Huffman & Tishkoff, LLP is a general law practice with seven partners. Mr. Spitler is a member of several legal professional organizations, a former trustee of the Bowling Green Chamber of Commerce, and a co-founder and trustee of the Bowling Green Community Development Foundation. He also serves as a trustee of the Wood County Children Services Association and the Wood County Hospital Foundation.

         Richard L. Gordley - Mr. Gordley assumed his current position with First Federal in October 1992. From July 1991 to October 1992, he was area president and district executive for BancOhio National Bank in New Philadelphia and Newark, Ohio. From 1988 to 1991, he was a currency management systems consultant for Inter Innovation LeFebure Company.

         David L. Nagel, C.P.A. Mr. Nagel has served as Executive Vice President of the Bank since 1985 and Chief Financial Officer of the Bank since 1993. Prior to being named Chief Financial Officer, Mr. Nagel served as Treasurer of the Bank since 1977. Mr. Nagel is the Bank's chief financial and accounting officer, responsible for developing and implementing financial plans and policies of the Bank, and supervising the accounting functions of the Bank.

Meetings and Compensation of the Board of Directors and Committees

         The Board of Directors of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors met five times during the fiscal year ended June 30, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Each non-employee director of the Company receives $200 for each Board meeting he attends.

         The Company has standing Executive and Audit Committees.

         The Company's Executive Committee meets as is necessary to address matters arising between regular Board meetings. Directors Spitler (Chairman), Huber and Gordley serve on the Executive Committee. This Committee did not meet during fiscal 1997.

         The Company's Audit Committee is responsible for selecting the Company's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. Directors Spitler (Chairman), Huber and Myers serve on the Audit Committee, which did not meet during fiscal 1997; rather, the entire Board of Directors performed its function.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by stockholders generally must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

         The Board of Directors of the Bank. The Bank's Board of Directors generally meets monthly and may have additional special meetings. The Board of Directors met 14 times during the fiscal year ended June 30, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         Each non-employee director of the Bank receives $600 per month, except for Director Spitler (Chairman) who receives $1,200 per month. Each non-employee director also receives $250 for each Board meeting he attends and a fee of $100 for each committee meeting he attends. The Board of Directors of the Bank has standing Executive, Audit, Investment, Personnel, CRA and Security Committees.

         The Bank's Executive Committee exercises the powers of the full Board of Directors between board meetings, to the extent permitted under applicable law. The Executive Committee meets twice monthly to review loan requests and set liability rates. This Committee is composed of Directors Spitler (Chairman), Huber and Gordley.

The Executive Committee met 50 times during fiscal 1997.

         The Audit Committee is responsible for selecting the Bank's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The current members of this committee are Directors Spitler (Chairman), Myers and Huber. This Committee did not meet during the year ended June 30, 1997; rather, the entire Board of Directors performed its function.

         The ALCO meets monthly to review purchases and sales of investments by the Company and the Bank, to review investment strategies and consider asset/liability issues. The members of this committee are Directors Huber (Chairman), Spitler, Miesle and Gordley. This Committee held 12 meetings during fiscal 1997.

         The Personnel Committee establishes and reviews compensation, bonuses, benefits and the personnel policies of the Bank. The current members of this committee are Directors Miesle (Chairman), Gordley, Myers and Huber. This Committee meets at least annually on an as needed basis. This Committee met seven times during the year ended June 30, 1997.

         The CRA Committee meets yearly to assess the Bank's identification of and provisions for the credit needs of its market area. The members of this committee are Directors Gordley (Chairman) and Nagel and officers Striggow, Weaks and Verbosky. This Committee held one meeting during fiscal 1997.

         The Security Committee meets at least annually to review security procedures. The current members of this committee are Directors Myers (Chairman), Miesle and Gordley and officer Striggow. This Committee met two times during the year ended June 30, 1997.

Executive Compensation

         The following table sets forth, for the fiscal years ended June 30, 1997, 1996 and 1995, the compensation paid by the Bank to, or accrued for the benefit of, the Chief Executive Officer. No other executive officer of the Bank earned, or was paid, in excess of $100,000 during fiscal 1997. Officers of the Company are not paid for their service in such capacity.

============================================================================================================
                                         SUMMARY COMPENSATION TABLE
- ------------------------------------------------------------------------------------------------------------
                                                                          Long Term
                                                                        Compensation
                                                                   -----------------------
                       Annual Compensation                                  Awards
- ---------------------------------------------------------------    -----------------------
                                                                   Restricted
           Name and                                                   Stock      Options/       All Other
           Principal                       Salary        Bonus      Award(s)       SARs       Compensation
           Position               Year       ($)          ($)          ($)          (#)          ($)(1)
           ---------              ----     ------        -----     ----------    --------     ------------
Richard L. Gordley,               1997    $119,322      $18,000       $ ---         ---          $34,315
 President and Chief Executive    1996     112,852       20,000(2)      ---         ---           28,837
 Officer                          1995     110,111       15,000(2)      ---         ---           32,261
============================================================================================================

(1) Represents (i) a contribution of $14,244 by the Bank to the profit sharing plan, a contribution of $16,495 to Mr. Gordley's account under the ESOP and a $3,576 insurance premium paid by the Bank on behalf of Mr. Gordley in fiscal 1997, (ii) a contribution of $11,294 by the Bank to the profit sharing plan, a contribution of $17,288 to Mr. Gordley's account under the ESOP and a $255 insurance premium paid by the Bank on behalf of Mr. Gordley in fiscal 1996 and (iii) a contribution of $13,826 to the profit sharing plan, a contribution of $18,180 to Mr. Gordley's account under the ESOP and a $255 insurance premium paid by the Bank on behalf of Mr. Gordley in fiscal 1995.

(2) Mr. Gordley received a bonus for his service during fiscal 1994 of $15,000 which was paid during fiscal 1995. Mr. Gordley also received a $20,000 bonus for service in fiscal year 1995 which was paid during fiscal 1996, and an $18,000 bonus for service in fiscal year 1996 which was paid during fiscal 1997. The amount of bonus received for service during fiscal 1997 was $20,300.

         The following table sets forth information concerning the number and value of unexercised stock options held by the Chief Executive Officer at June 30, 1997. No stock options were exercised by the Chief Executive Officer during fiscal 1997. All options granted to date expire ten years from the date of grant and have exercise prices per share equal to the market price per share of the Common Stock on the date of grant.

============================================================================================================
                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                              OPTION/SAR VALUES
- ------------------------------------------------------------------------------------------------------------
                                                                                          Value of
                                                          Number of                      Unexercised
                                                         Unexercised                    In-the-Money
                                                       Options/SARs at                 Options/SARs at
                                                          FY-End (#)                     FY-End ($)
                                                 ---------------------------    ----------------------------
                           Shares
                          Acquired
                             on        Value
                          Exercise    Realized
       Name                  (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
       ----               --------    --------   -----------   -------------    -----------    -------------

Richard L. Gordley           N/A        N/A         16,309         10,874        $166,433*       $110,969*
============================================================================================================

* Represents the aggregate market value of incentive stock options to purchase 16,309 shares and 10,874 shares, respectively, of Common Stock (market price less the exercise price of $6.67 per share), awarded to Mr. Gordley, based upon the closing price of $16.875 per share of the Common Stock on June 30, 1997. On September 15, 1997, 80% or 21,746 shares subject to options were exercisable.

Employment Agreement

         The Bank has entered into an employment agreement with its Chief Executive Officer, Richard L. Gordley. The agreement was approved by the Office of Thrift Supervision (the "OTS") as part of the Conversion, which was consummated on August 31, 1993. Mr. Gordley's employment agreement became effective upon completion of the Conversion and provides for annual base salary in an amount not less than his current salary and an initial term of three years. The agreement provides for extensions of one year (in addition to the then-remaining term under the agreement) on each anniversary of the effective date of the agreement, subject to a formal performance evaluation of Mr. Gordley performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon Mr. Gordley's death, for cause or in certain events specified by regulations of the OTS. The employment agreement is also terminable by Mr. Gordley upon 90 days notice to the Bank.

         The employment agreement provides for payment to Mr. Gordley of his salary for the remainder of the term of the agreement, plus up to 299% of his base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. However, this termination payment is subject to reduction by the amount of all other compensation to Mr. Gordley deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times his average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3. Such events may be generally triggered by the acquisition or control of 10% of the Common Stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel. If a change in control were to occur as of September 15, 1997, Mr. Gordley would be entitled to receive $328,900 under the employment agreement.

Indebtedness of Management

         The Bank has followed a policy of granting to its officers and directors consumer loans and loans secured by the borrower's personal residence. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines and subject to OTS regulations, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's executive loan committee.

Certain Transactions

         The law firm of Spitler, Vogtsberger & Huffman, of which Chairman Robert E. Spitler is a partner, serves as general counsel to the Company and the Bank. During the fiscal year ended June 30, 1997, legal fees paid by the Company and the Bank to such firm totaled approximately $14,000.

            II. APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

         The Board of Directors of the Company has approved and recommends to the stockholders an amendment to Article Fourth of the Company's certificate of incorporation (the "Certificate") which would increase the number of shares of common stock authorized for issuance from two million five hundred thousand (2,500,000) to five million (5,000,000) shares. The increase in the number of authorized shares is for general corporate purposes. The Company currently has no plans to issue these shares. As of September 11, 1997, 2,118,538 shares of common stock were issued and outstanding.

         The principal purpose for the proposed amendment is to give the Company greater flexibility in its financial affairs by making additional shares of common stock available for issuance by the Company in such transactions and at such times as the Board of Directors considers appropriate, including but not limited to public or private offerings, stock splits or dividends, or in connection with mergers and acquisitions or otherwise. The Company's stockholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, the rules and policies of the National Association of Securities Dealers, Inc. applicable to Nasdaq issuing companies and the judgment of the Company's Board of Directors regarding the submission of such transaction to a vote of the Company's stockholders. Because stockholders do not have preemptive rights under the Certificate, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance of common stock.

         It is also possible that additional shares of common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders of the Company to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Company's Board of Directors in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company. Although the Company's Board of Directors does not currently anticipate issuing additional shares of Common Stock for purposes of preventing a takeover of the Company, the Company's Board of Directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose. The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock.

         Adoption of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Secretary of State of Delaware and will thereupon become effective.

         The board of directors recommends that stockholders vote "for" approval of the amendment to the company's certificate of incorporation.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of four purchase transactions reported late on a Statement of Changes in Beneficial Ownership of Securities on Form 4 filed by Mr. Bick.

             PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has heretofore renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending June 30, 1998.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 124 East Court, Bowling Green, Ohio 43402-2259 no later than May 27, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Robert E. Spitler
                                              Chairman of the Board

Bowling Green, Ohio
September 22, 1997

                                 REVOCABLE PROXY

                               WOOD BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                October 21, 1997

         The undersigned hereby appoints the Board of Directors of Wood Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 21, 1997 at the Bowling Green Country Club, 923 Fairview Avenue, Bowling Green, Ohio at 1:00 P.M., eastern standard time, and at any and all adjournments thereof, as follows:

                                                          FOR         WITHHELD
                                                          ---         --------

I.       The election as directors                       ----             ----
         of all nominees listed below.                   ----             ----

         INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THE NOMINEE'S NAME IN THE LIST BELOW.

                  DALE L. MYERS                        RANDAL R. HUBER


II.      The approval and adoption of         FOR        AGAINST       ABSTAIN
         an amendment to the Company's       -----       -------       -------
         Certificate of Incorporation to
         increase the number of shares
         of common stock which the
         Company is authorized to issue      ----           ----          ----
         from 2,500,000 to 5,000,000         ----           ----          ----


III.     The ratification of the              FOR        AGAINST       ABSTAIN
         appointment of Crowe,               -----       -------       -------
         Chizek and Company as
         auditors for the Company
         for the fiscal year ending          ----           ----          ----
         June 30, 1998.                      ----           ----          ----


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                 The Board of Directors recommends a vote "FOR"
                   the nominees and the proposal listed above.


   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

   The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated September 22, 1997 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.


___________________________________________


___________________________________________


Please sign exactly as your name(s) appear(s) to the left on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
               THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.